Exhibit 10.3

Execution Version

THIRD AMENDMENT TO

CREDIT, SECURITY AND GUARANTY AGREEMENT

This THIRD AMENDMENT TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of December 16, 2020, by and among ALPHATEC HOLDINGS, INC., a Delaware corporation, ALPHATEC SPINE, INC., a California corporation and SAFEOP SURGICAL, INC., a Delaware corporation (each individually as a “Borrower” and collectively, as “Borrowers”) and SQUADRON MEDICAL FINANCE SOLUTIONS LLC, a Delaware limited liability company as lender (“Lender”).

RECITALS:

A. Lender made loans and certain other financial accommodations to Borrowers as evidenced by that certain Credit, Security and Guaranty Agreement dated as of November 6, 2018 by and among Borrowers and Lender (as amended or modified to date, the “Existing Credit, Security and Guaranty Agreement”).

B. Borrowers and Lender desire to exchange $30,000,000 of the Existing Term Loan (as defined in the Existing Credit, Security and Guaranty Agreement) for shares of common stock of Alphatec Holdings, Inc., pursuant to the terms of a certain debt exchange agreement dated as of the date hereof between Alphatec Holdings, Inc. and Squadron Capital LLC (“Debt Exchange Agreement”); and

C. Borrowers and Lender hereby agree to amend the Existing Credit, Security and Guaranty Agreement to reflect the Existing Term Loan as adjusted for the aforementioned debt exchange and to make such other changes as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated into this Amendment and made a part hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals. Borrowers and Lender hereby agree that all of the Recitals in this Amendment are hereby incorporated into and made a part hereof.

2. Capitalized Terms. Except as otherwise defined in this Amendment, each capitalized term used herein shall have the same meaning as that assigned to it in the Existing Credit, Security and Guaranty Agreement, and such definitions shall be incorporated herein by reference, as if fully set forth herein.

3. Amendments to Existing Credit, Security and Guaranty Agreement.

A. Section 1.1 of the Existing Credit, Security and Guaranty Agreement is hereby amended by adding the following definitions in the appropriate alphabetical location:

“Debt Exchange Agreement” means that certain Debt Exchange Agreement dated as of the Third Amendment Effective Date between Alphatec Holdings, Inc. and Squadron Capital LLC.

“EOS imaging S.A. Transaction” means the acquisition of EOS imaging S.A. by means a of a public tender offer pursuant to the terms of that certain Tender Offer Agreement, dated as of December 16, 2020, by and between Alphatec Holdings, Inc. and EOS imaging S.A., a société anonyme organized and existing under the laws of France.

“Third Amendment Effective Date” means December 16, 2020.

B. Clause (l) of the definition of “Permitted Investments” in Section 1.1 of the Existing Credit, Security and Guaranty Agreement is hereby amended and restated as follows:

(l) the EOS imaging S.A. Transaction.

C. The definition of “Termination Date” in Section 1.1 of the Existing Credit, Security and Guaranty Agreement is hereby amended and restated as follows:

“Termination Date” means the earlier to occur of (a) June 30, 2026, (b) any date on which Lender accelerates the maturity of the Term Loan pursuant to Section 10.2, or (c) the termination date stated in any notice of termination of this Agreement provided by Borrowers in accordance with Section 2.8.

D. Section 2.1(a) of the Existing Credit, Security and Guaranty Agreement is hereby amended and restated as follows:

(a) Term Loan Amount.

(i) Borrowers and Lender acknowledge that Lender has made a term loan to Borrowers in the aggregate original principal amount equal to $45,000,000 (“Existing Term Loan”).

(ii) On the terms and conditions set forth herein, Lender agrees to make to Borrowers an additional term loan in the aggregate principal amount equal to $40,000,000 (“Additional Term Loan” and together with the Existing Term Loan, the “Term Loan”). Each drawing by Borrowers under the Additional Term Loan shall be subject to the following conditions:

(A) no Default or Event of Default shall occur or be continuing before and after giving effect to such drawing by Borrowers under the Additional Term Loan;

(B) proceeds of all drawings by Borrowers under the Additional Term Loan shall be used for working capital and general corporate purposes of the Borrowers;

(C) Borrowers shall give Lender a written notice specifying the amount Borrowers desire to draw under the Additional Term Loan not less than fifteen (15) days before each drawing;

(D) there shall be no more than two drawings in any calendar month;

(E) drawings of the Additional Term Loan which are prepaid, whether by mandatory or optional prepayments, may be reborrowed;

(F) each drawing by Borrowers under the Additional Term Loan shall be in a minimum amount of $1,000,000 and incremental amounts in integral multiples of $100,000; and

(G) no drawing by Borrowers under the Additional Term Loan shall be made following the Termination Date.

E. Section 2.1(b)(i) of the Existing Credit, Security and Guaranty Agreement is hereby amended and restated as follows:

(i) There shall become due and payable, and Borrowers shall repay the Existing Term Loan through scheduled payments beginning on December 31, 2023 and continuing on the last Business Day of each month thereafter, in monthly principal payments of $1,000,000. Notwithstanding the foregoing, the outstanding principal amount of the Term Loan shall become immediately due and payable in full on the Termination Date.

F. Section 2.1(b) of the Existing Credit, Security and Guaranty Agreement is hereby amended to add the following new subsection (iv) as follows:

(iv) Notwithstanding anything in this Agreement to the contrary, the Debt Exchange Agreement amends this Agreement by reducing the Existing Term Loan in the principal amount of the Existing Term Loan by $30,000,000 in exchange for 2,700,270 shares of common stock of Alphatec Holdings, Inc. with no other fees or other amounts payable other than as provided in the Debt Exchange Agreement. For purposes of this Section 2.1(b)(iv) only, “Existing Term Loan” shall mean $65,000,000.

G. Section 2.1(d)(i) of the Existing Credit, Security and Guaranty Agreement is hereby amended and restated as follows:

(i) Except as provided in subsection (ii) below, the Term Loan shall accrue interest at the LIBOR Rate plus the Applicable Margin; provided, however, that in no event shall interest accrue at a rate lower than 9% per annum or greater than 12% per annum.

H. Section 2.1(e) of the Existing Credit, Security and Guaranty Agreement is hereby amended to add the following sentence at the end of subparagraph (ii) thereof:

For purposes of this Section 2.1(e) only, (i) “Initial Term Loan” shall mean $35,000,000, (ii) “Existing Term Loan” shall mean $65,000,000 and (iii) “Additional Term Loan” shall mean $35,000,000.

I. Section 2.2 of the Existing Credit, Security and Guaranty Agreement is hereby amended to add the following new subsection (f) as follows:

(f) Undrawn Fee. For the period from and including the Third Amendment Effective Date to the Termination Date, Borrowers shall pay to Lender an unused fee equal to 1% per annum (compounded on the basis of a year of 360 days and the actual number of days elapsed) times the daily undrawn portion of the Additional Term Loan. Such undrawn fee shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (commencing on the first such date occurring after the date hereof) and on the Termination Date.

J. Section 2.3 of the Existing Credit, Security and Guaranty Agreement is hereby amended and restated as follows:

Section 2.3 Term Note. The Term Loan made by Lender shall be evidenced by a third amended and restated promissory note in the form attached hereto as Exhibit A executed by Borrowers on a joint and several basis (as amended and restated, “Term Note”) in an original principal amount equal to Eighty Five Million Dollars ($85,000,000).

K. Schedule 2.1 of the Existing Credit, Security and Guaranty Agreement is hereby replaced in its entirety with Schedule 2.1 attached hereto.

L. Exhibit A of the Existing Credit, Security and Guaranty Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

4. Representations, Warranties and Covenants. Each Borrower hereby represents, warrants and covenants to Lender as follows:

A. no Unmatured Default or Event of Default has occurred and is continuing under the Existing Credit, Security and Guaranty Agreement or any other Loan Document;

B. the representations and warranties of Borrowers in the Existing Credit, Security and Guaranty Agreement and each other Loan Document are true and correct in all material respects as of the date hereof as though each of said representations and warranties was made on the date hereof (except, in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); and

C. this Amendment has been duly authorized, executed and delivered on behalf of Borrowers and this Amendment constitutes the legal, valid and binding obligation of Borrowers, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or laws affecting creditor’s rights generally and by general principles of equity.

5. Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the following conditions precedent:

A. Borrowers shall have entered into or caused to be entered into, executed and delivered to Lender:

(i)	a fully executed signature page to this Amendment,

(ii)	a fully executed Debt Exchange Agreement;

(iii)	the Third Amended and Restated Term Note in the form attached hereto as Exhibit A; and

(iv)	such consents and approvals acceptable to Lender.

B. Lender shall have received a certificate from the Secretary of each Borrower (i) attesting to the resolutions of the Board of Directors authorizing its execution, delivery and performance of this Amendment, (ii) authorizing specific officers of Borrower to execute this Amendment, and (iii) attesting to the incumbency and signature of specific officers of Borrower.

C. Borrowers shall reimburse all reasonable and documented fees and expenses of Lender’s counsel in connection with this Amendment.

7. Waiver of Claims. As of the date hereof, each Borrower hereby acknowledges, agrees and affirms that it currently possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Existing Credit, Security and Guaranty Agreement or any other Loan Document or any amendments thereto (collectively, the “Claims”), nor does any Borrower have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Existing Credit, Security and Guaranty Agreement or any other Loan Document, as amended hereby, each Borrower hereby unconditionally, irrevocably and unequivocally waives to the extent permitted by applicable law and fully releases any and all such Claims as if such Claims were the subject of a lawsuit (other than the defense of payment in full), adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

8. Ratification of Existing Credit, Security and Guaranty Agreement and the other Loan Documents. From and after the date hereof, the Existing Credit, Security and Guaranty Agreement and the other Loan Documents shall be deemed to be amended and modified as provided herein and in the Debt Exchange Agreement, and, except as so amended and modified, the Existing Credit, Security and Guaranty Agreement and the other Loan Documents shall continue in full force and effect and the Existing Credit, Security and Guaranty Agreement and the applicable provisions of this Amendment and the Debt Exchange Agreement shall be read, taken and construed as one and the same instrument. Each Borrower hereby remakes, ratifies and reaffirms all of its Obligations under the terms of the Existing Credit, Security and Guaranty Agreement and the other Loan Documents and any other document to which it is a party evidencing, creating or securing the Term Loan, as of the date hereof after giving effect to the amendments contained herein including, without limitation, the granting of a security interest thereunder. On and after the date hereof, the term “Credit, Security and Guaranty Agreement” used in any document evidencing the Term Loan shall mean the Existing Credit, Security and Guaranty Agreement as amended pursuant to this Amendment and the Debt Exchange Agreement. Except as expressly set forth in this Amendment, nothing in this Amendment shall constitute a waiver or relinquishment of (a) any Default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of Lender with respect to the Loan Documents, or (d) the rights of Lender to collect the full amounts owing to them under the Loan Documents.

9. Consents. Each Borrower hereby represents that this Amendment does not violate any material provision of any instrument, document, contract or agreement to which such party is a party, or each Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment.

10. Further Assurances. The parties hereto, shall, at any time and from time to time, following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement. Delivery of a counterpart to this Amendment by facsimile or electronic transmission shall constitute delivery of an original counterpart hereto.

12. Representation by Counsel. Each Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that such party and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

13. No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

14. Governing Law and Submission to Jurisdiction. The provision of Section 11.8 of the Existing Credit, Security and Guaranty Agreement is hereby incorporated herein by reference.

15. WAIVER OF JURY TRIAL. EACH BORROWER AND LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER AND LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Credit, Security and Guaranty Agreement dated as of the date first written above.

ALPHATEC HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Jeffrey Black
Jeffrey Black
Chief Financial Officer

ALPHATEC SPINE, INC.
a California corporation

By:	/s/ Jeffrey Black
Jeffrey Black
Chief Financial Officer

SAFEOP SURGICAL, INC.
a Delaware corporation

By:	/s/ Jeffrey Black
Jeffrey Black
Chief Financial Officer

Third Amendment to

Credit, Security and Guaranty Agreement

LENDER:

SQUADRON MEDICAL FINANCE SOLUTIONS, LLC

By:	/s/ David Pelizzon
David Pelizzon
President

Third Amendment to

Credit, Security and Guaranty Agreement

Exhibit A

Form of Third Amended and Restated Term Note

$85,000,000	December __, 2020

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and, collectively, the “Borrowers”), jointly and severally promise to pay to the order of Squadron Medical Finance Solutions LLC, a Delaware limited liability company (hereinafter, with any subsequent holders, the “Lender”), 18 Hartford Avenue, Granby, CT 06035, the principal sum of EIGHTY FIVE MILLION DOLLARS ($85,000,000), made by the Lender to or for the account of the Borrowers pursuant to the Credit, Security and Guaranty Agreement dated as of November 6, 2018 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the other Credit Parties from time to time party thereto, and the Lender, with interest at the rate and payable in the manner stated therein.

This is a promissory note (“Term Note”) to which reference is made in Section 2.3 of the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Term Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lender’s books and records concerning the Term Loan, the accrual of interest thereon, and the repayment of such Term Loan, shall be prima facie evidence of the indebtedness to the Lender hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default.

This Term Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

This Term Note amends and restates that certain Amended and Restated Term Note dated as of May 30, 2020 made by Borrowers in favor of Lender in the original principal amount of $100,000,000 (the “Existing Term Note”) and constitutes a replacement and substitute for the Existing Term Note. To the extent that the principal balance of this Term Note includes the indebtedness hitherto evidenced by the Existing Term Note, the indebtedness evidenced by the Existing Term Note is a continuing indebtedness and nothing herein shall be deemed to constitute a payment, settlement or novation of the Existing Term Note or a release of any collateral heretofore pledged to secure payment and performance of the Existing Term Note, all such collateral hereby expressly pledged to secure the payment and performance of the obligations hereunder as if fully set forth herein.

THIS TERM NOTE AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

EACH BORROWER, AND LENDER BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TERM NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ISSUING AND ACCEPTING THIS TERM NOTE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER AND LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrowers have caused this Term Note to be duly executed as of the date set forth above.

ALPHATEC HOLDINGS, INC.

By:
Name: Jeffrey Black
Title: Chief Financial Officer

ALPHATEC SPINE, INC.

By:
Name: Jeffrey Black
Title: Chief Financial Officer

SAFEOP SURGICAL, INC.

By:
Name: Jeffrey Black
Title: Chief Financial Officer

Schedule 2.1

AMORTIZATION OF EXISTING TERM LOAN

Payment Date	Amount

December 31, 2023 through June 30, 2026	$1,000,000

June 30, 2026	Outstanding balance of all principal and interest

Notice of Exercise – Warrant – Alphatec Holdings, Inc.